     NUMBER                  MULTILINK TECHNOLOGY                    SHARES
                                  CORPORATION
MTC-

  CLASS A                                                            CLASS A
COMMON STOCK                                                       COMMON STOCK

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF CALIFORNIA                            CUSIP 62544T 10 9


THIS CERTIFIES THAT




is the Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.0001 PAR VALUE
                                   PER SHARE

    ------------------ MULTILINK TECHNOLOGY CORPORATION ------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Richard N. Nottenburg                          /s/ Eric M. Pillmore
                              [SEAL APPEARS HERE]
PRESIDENT AND CHIEF EXECUTIVE                      SECRETARY AND CHIEF FINANCIAL
           OFFICER                                            OFFICER



COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST CO.


                             Transfer Agent
                             and Registrar

By

                             Authorized Officer

                       MULTILINK TECHNOLOGY CORPORATION
     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM - as tenants in common        UNIF GIFT MIN ACT - ____________________Custodian_________________
                                                                       (Cust)                      (Minor)
       TEN ENT - as tenants by the entireties                                under Uniform Gifts to Minors

       JT TEN  - as joint tenants with right                     Act__________________________________________
                 of survivorship and not as                                          (State)
                 tenants in common


   Additional abbreviations may also be used though not in the above list.


     For Value Received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:___________________________

                                        ________________________________________
                                        NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED



By________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION,
(Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM PURSUANT
TO S.E.C. RULE 17Ad-15.